Defined Asset Funds [Registered]

                              Sector Series 2000 B

                   Capital Appreciation Fundamental Research

                            Biotechnology Portfolio


A Research Focus on the Biotechnology Sector
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Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders search Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind - yours.

Selected by Merrill Lynch Global Research and Economics Group:
A reputation for excellence

In 1951, scientists Francis Crick, James Watson and Maurice Wilkins unveiled a profound biological finding - deoxyribonucleic acid, otherwise known as DNA. They described the molecular structure of their Nobel Prize-winning discovery as a double helix, or a spiral staircase with many individual steps. Today, we recognize DNA as a monumental discover of the 20th century, marking the first great leap of the biotechnology revolution. Defined Asset Funds [Registered] offers you an opportunity that seeks to capitalize on the potential of this burgeoning frontier with our . . .

Biotechnology Portfolio


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A Pioneering Sector

Since its infancy in the early 1950s, the science of biotechnology has grown from one of theoretical possibility to one of real-world application. Many pioneering biotechnology companies have matured, and are now capable of producing viable products and services, as well as managing and improving corporate earnings.

At Defined Asset Funds, we believe the biotechnology sector is just beginning to realize its full potential for several reasons:

New Products and Applications

         More new products and applications are being developed, and biotechnology companies are spending more money on research and development (R&D).

FDA Approval

         Biotechnology products have been receiving FDA approval at a faster pace. For example, from 1982 to 1994, a total of 15 biotechnology products received approval. In 1999 alone, the FDA approved 22 new biotechnology products.

An Economically Resistant Sector

         Biotechnology products may be resistant to cyclical economic trends because many drugs directly affect the quality of patients' lives.

Competitive Advantage

         Due to the complexity of its products, the biotechnology industry is not currently prone to generic competition.

Our Sector Strategy

The Defined Asset Funds Biotechnology Portfolio seeks capital appreciation by investing in a number of potentially dynamic companies in the biotechnology sector. The stocks were researched and selected for their capital appreciation potential and strong fundamentals. Portfolio stocks represent a range of market capitalizations.

The Portfolio


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Like other Defined Asset Funds, the Biotechnology Portfolio follows a disciplined strategy. It invests in a selection of stocks for a fixed period of time - in this case, two years. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Biotechnology Portfolio, if available, at a reduced sales charge.


A Defined Portfolio

Abgenix, Inc.                                                              ABGX
         Abgenix develops antibody therapeutic products for the treatment of a variety of disease conditions. The company's products treat transplant related diseases, inflammatory and autoimmune disorders and cancer.

Affymetrix, Inc.                                                           AFFX
         Affymetrix develops and manufactures DNA chip technology. The company's GeneChip system acquires, analyzes and manages genetic information to improve the diagnosis, monitoring and treatment of disease.

Amgen, Inc.                                                                AMGN
         This company discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. Amgen concentrates on the areas of hematology, cancer, infectious disease, endocrinology, neurobiology and inflammation.

Ares-Serono Group (*)(++)                                                AREB SW
         This Swiss company's core business is the treatment of infertility. Ares- Serono also conducts research and drug development in the fields of growth, immunology and oncology, treatment of emergencies, bioscience and metabolism.

Biogen, Inc.                                                               BGEN
         Biogen develops and tests products for the treatment of multiple sclerosis, kidney diseases, inflammatory diseases and cardiovascular diseases. The company also focuses on developmental biology and gene therapy.

Chiron Corporation                                                         CHIR
         A leading biotechnology company focusing on therapeutics, vaccines and blood testing, Chiron's products also treat cardiovascular and infectious diseases.

CV Therapeutics, Inc.                                                      CVTX
         CV Therapeutics discovers and develops new small molecule drugs to treat cardiovascular disease. The company has research and preclinical


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         development programs designed to bring additional drug candidates into human clinical testing.

Genetech, Inc.                                                             DNA
         Genetech is a leading biotechnology firm that develops drugs for oncologic, cardiovascular, pulmonary, neurological and immunological diseases.

Genzyme Corporation                                                        GENZ
         This company develops and markets biological product and devices for orthopedic injuries and severe burns.

Human Genome Sciences, Inc.                                                HGSI
         This company specializes in discovering, sequencing and cataloging all human genes, in order to develop novel drugs.

IDEC Pharmaceuticals Corporation                                           IDPH
         This company researches, develops and commercializes targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. IDEC also develops products for the treatment of certain solid tumor cancers and various autoimmune diseases.

ImClone Systems, Inc.                                                      IMCL
         This company develops interventional therapeutics, cancer vaccines and blood cell growth factors for the treatment of cancer and related disorders.

Immunex Corporation                                                        IMNX
         Imunex's products are used to treat cancer, infectious diseases and immunological disorders.

Immunomedics, Inc.                                                         IMMU
         This company develops, manufactures and sells diagnostic imaging and therapeutic products to detect and treat cancer and infectious diseases.

Inhale Therapeutic Systems, Inc..                                          INHL
         This company develops a proprietary inhalation drug delivery system to introduce a variety of drugs to the deep lung.

MedImmune, Inc.                                                            MEDI
         MedImmune develops and markets products that address infectious diseases, transplantation medicine, autoimmune diseases and cancer.

Regeneron Pharmaceuticals, Inc.                                            REGN


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         This company discovers and develops protein-based and small molecule drugs for the treatment of obesity and neurological, inflammatory and muscle diseases, as well as angiogenesis, cancer and abnormal bone growth.

Teva Pharmaceutical Industries Limited (*)(+)                              TEVA
         This Israeli pharmaceutical company has 70% of its sales in the United States. It develops, manufactures and markets branded and generic pharmaceuticals, bulk pharmaceutical chemicals, medical disposable and veterinary products.

Transkaryotic Therapies, Inc.                                              TKTX
         This biopharmaceutical company develops products for gene activation, gene therapy and niche proteins. Transkaryotic is currently developing products for the treatment of Hemophilia A and Fabry disease, as well as gene activated proteins.

Vertex Pharmaceuticals, Inc.                                               VRTX
         This company specializes in drugs for the treatment of diseases for which there are currently limited or no effective treatments. Vertex is developing drugs for the treatment of viral diseases, multidrug resistance in cancer and inflammatory, autoimmune and neurodegenerative diseases.

* These issuers are foreign corporations; dividends, if any, may be subject to withholding taxes.

+        These stocks currently pay dividends.

++ This security is listed on the Zurich Stock Exchange and quoted in Swiss Francs.


A Research Focus on the Biotechnology Sector

Defined Asset Funds [Registered]
Buy With Knowledge - Hold With Confidence

Equity Investor Funds

Other Concept Series

Baby Boom Economy Portfolios [service mark]
Broadband Portfolio
Earnings Growth Consistency Portfolio


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


Energy Portfolio
Financial Services Portfolio
Health Care Trust
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Real Estate Income Fund
Tele-Global Trust
Utility Portfolio
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Select Series

Select Ten Portfolio (DJIA)
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Select Growth Portfolio
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Index Series

S&P 500 Trust
S&P MidCap Trust


Fixed-Income Funds

Corporate Funds
Government Funds
Municipal Funds


Make Biotechnology Part of Your Portfolio Today!

You can get started for just $250. Call your financial professional for a free prospectus containing more complete information including sales charges, expenses and risks.
Please read it carefully before you invest or send money.

Defining Your Risks


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Please keep in mind the following factors when considering this investment.
Your financial professional will be happy to answer any questions you may have.

* This Portfolio, which is considered speculative, is designed for investors who can assume the increased risks associated with biotechnology stocks. It is not appropriate for investor seeking capital preservation or current income. Most of these stocks do not pay dividends.

*    There can be no assurance that this Portfolio will meet its objective.

* The value of your investment will fluctuate with the prices of the underlying stocks.

* This Portfolio consists entirely of biotechnology stocks whose prices can be extremely volatile. It should not be considered a complete investment program. This industry is subject to special risks including significant expenditures on research and development, FDA approval and product liability.

* This Portfolio contains international equity investments, which may involve special risks including higher price volatility, currency fluctuations and political developments.

Tax-Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether of not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six installments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life ($30.00 total).


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                                             As a % of Public       Amount Per
                                              Offering Price       1,000 Units
Initial Sales Charge                              1.00%                 $10.00
Deferred Sales Charge Year 1                      1.50%                 $15.00
Deferred Sales Charge Year 2                      1.50%                 $15.00
                                             ---------------------------------
Minimum Sales Charge                              4.00%                 $40.00
Annual Creation and Development Fee               0.250%                 $2.48
(as % of net assets)
Estimated Annual Expenses                         0.234%                 $2.31
(as a % of net assets)
Estimated Organization Costs                                             $2.59

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


      Amount                                  Total Two-Year Sales Charge
     Purchased                              as a % of Public Offering Price

Less than $50,000                                         4.00%
$50,000 to $99,999                                        3.75
$100,00 to $249,999                                       3.25
$250,000 to $999,999                                      3.00
$1,000,000 or more                                        2.25


The information in this brochure is not complete and may be changed. We may not sell the securities of the next portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not


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an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.


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[copyright]  2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member
SIPC.
Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.